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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  NOVEMBER 15, 2001
                                                   -----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                     0-25196                 51-0110823
         ------------                 ----------               ------------
(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
        incorporation)



                    6901 Glenn Highway, Cambridge, Ohio 43725
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (740) 435-2020
                                                    ---------------------




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Camco Financial Corporation, a Delaware Corporation, ("Camco"), completed the acquisition of Columbia Financial of Kentucky, Inc., an Ohio Corporation ("CFKY"), on November 15, 2001 pursuant to the terms and conditions of the Agreement of Merger and Plan of Reorganization dated June 4, 2001 (the "Agreement"), by and among Camco, Camco Acquisition Corp., an Ohio corporation ("Merger Sub"), Advantage Bank, a savings bank organized under the laws of the State of Ohio ("Advantage"), CFKY, and Columbia Federal Savings Bank, a federal savings bank organized under the laws of the United States of America (the "Bank"). The acquisition was completed through a three-step process. First, Merger Sub merged with and into CFKY, immediately followed by the merger of CFKY with and into Camco. Finally, the Bank merged with and into Advantage. As a result of these mergers, Camco acquired all of the equipment and other physical property of CFKY and the Bank, all of which was used in the Bank's banking business. Camco intends to use the assets acquired in the manner utilized by CFKY and the Bank prior to the acquisition. The following summary of some of the material terms and conditions of the Agreement.

          In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of CFKY (other than (i) shares as to which dissenters' rights have been asserted in accordance with Ohio law and (ii) any shares held by CFKY (including treasury shares) or Camco or any of their respective wholly-owned subsidiaries) were canceled and extinguished on November 15, 2001 in exchange for .3681 share of Camco stock and $6.90 in cash (the "Per Share Merger Consideration"). The cash portion of the Per Share Merger Consideration is being funded by a loan from Firstar Bank, N.A. in the amount of $20,000,000.

          On November 15, 2001, there were approximately 2,618,750 shares of CFKY issued and outstanding and 252,600 shares of CFKY subject to outstanding options (the "CFKY Options"). On November 15, 2001, the CFKY Options were converted into the right to receive a cash payment from Camco equal to the difference between the value of the Per Share Merger Consideration and the exercise price per share of the option then exercisable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statement of Business Acquired.

               The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "Commission").



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         (b)   Pro Forma Financial Information.

               The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.

         (c)   Exhibits.

               See Index to Exhibits.










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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAMCO FINANCIAL CORPORATION




                                      By:  /s/ Richard C. Baylor
                                           -------------------------------------
                                           Richard C. Baylor, President


Date: November 26, 2001














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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
    Number                         Description
    ------                         -----------

      2           Agreement of Merger and Plan of                 Incorporated by reference to the Form
                  Reorganization, dated June 4, 2001, by          S-4 Registration Statement filed by
                  and among Camco, Camco Acquisition              Camco with the SEC on July 25, 2001,
                  Corp., Advantage Bank, Columbia                 Exhibit 2.
                  Financial of Kentucky and Columbia
                  Federal Savings Bank.

      99          News Release of Camco Financial
                  Corporation dated November 16, 2001.

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